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Exhibit 10.26

REGUS Business Centre Service Agreement

Reference No.
The address of the business centre	The bank details of the business centre
The Nova Building	Name:	National Westminster Bank Plc
Herschel Street	Sort Code:	60-23-40
Slough, Berkshire, SL1 1XS	Account Number:	65685970
Client details (not Regus address)
Company name:	Esoft Inc.
Company number:				Contact name/Title	Ruggiero Annunziata
Address:	The Nova Building, Herschel Street
Postcode:	SL1 1XS			Country:	UK
Tel:	01753 728740	Fax:	01753 728772		E-mail:
Invoicing Details (if different)
Company name:	Esoft Inc.
Company number:				Contact name/Title Joan Morgan
Address:	295 Interlocken Boulevard, Broomfield, Colorado
Postcode:	80021			Country:	USA
Tel:	+1 303 4441600	Fax:	+1 303 4441640		E-mail:
The standard fee (excluding VAT)
Office type	Price per day £	Number of workstations	Total per Day £	Office number(s)
EN	£25.00	2	£50.00	318
			£0.00
			£0.00
			£0.00
			£0.00
			£0.00
	Total per day £		£50.00
Initial Payment:	30 × Total day price £		£1,500.00
	60 × Total day price deposit £		£3,000.00
	Total initial payment £		£4,500.00	+VAT:	£262.50
RegusGuard:	Price per day £	Number of workstations	Total per Day	30 × Total day price £
	£0.20		£0.00	£0.00
Length of agreement	Start date (DD/MM/YY):	01/04/2002	End date (DD/MM/YY):	30/06/2002
Comments
1 × Car Park @ £50 pcm/4 Hrs Meeting Room Free

RegusGuard offers an exclusive al-risk contents insurance with Allianz-Comhill. Sum insured is £5,000 per workstation including up to £750 personal effects for just £0.20p per workstation per day. A fuller description of the insurance policy and applicable terms will be given to you.

        Tick here if you do not consent to Regus processing data in accordance with Clause 27 of this agreement. / /

        We are REGUS (UK) LIMITED of 3000 Hillswood Drive, Chertsey, Surrey, KT16 0RS. This agreement incorporates our terms of business set out overleaf USING REGUS BUSINESS CENTRES which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. Note that the agreement does not come to an end automatically. See "Bringing your agreement to an end" overleaf.

Name (printed)	Ruggiero Annunziata	Name (printed)	Beverley Forster
Title (printed)		Title (printed)	Centre Manager
Date (DD/MM/YY)	28/01/02	Date (DD/MM/YY)	29/01/2002
SIGNED on your behalf (Client)		SIGNED on your behalf (Regus)
/s/ Ruggiero Annunziata		/s/ Beverley Forster

We look after your office, you run your business
Contact: +44 (0)845 300 1755 Visit: regus.com

REGUS Business Centre Service Agreement

Reference No.
The address of the business centre	The bank details of the business centre
The Nova Building	Name:	National Westminster Bank Plc
Herschel Street	Sort Code:	60-23-40
Slough, Berkshire, SL1 1XS	Account Number:	65685970
Client details (not Regus address)
Company name:	Esoft Inc.
Company number:				Contact name/Title	Ruggiero Annunziata
Address:	The Nova Building, Herschel Street
Postcode:	SL1 1XS			Country:	UK
Tel:	01753 728740	Fax:	01753 728772		E-mail:
Invoicing Details (if different)
Company name:	Esoft Inc.
Company number:				Contact name/Title Joan Morgan
Address:	295 Interlocken Boulevard, Broomfield, Colorado
Postcode:	80021			Country:	USA
Tel:	+1 303 4441600	Fax:	+1 303 4441640		E-mail:
The standard fee (excluding VAT)
Office type	Price per day £	Number of workstations	Total per Day £	Office number(s)
EN	£25.00	2	£50.00	318
			£0.00
			£0.00
			£0.00
			£0.00
			£0.00
	Total per day £		£50.00
Initial Payment:	30 × Total day price £		£1,500.00
	60 × Total day price deposit £		£3,000.00
	Total initial payment £		£4,500.00	+VAT:	£262.50
RegusGuard:	Price per day £	Number of workstations	Total per Day	30 × Total day price £
	£0.20		£0.00	£0.00
Length of agreement	Start date (DD/MM/YY):	1/10/2001	End date (DD/MM/YY):	31/03/2002
Comments
1 × Car Park @ £50 pcm/4 Hrs Meeting Room Free

RegusGuard offers an exclusive al-risk contents insurance with Allianz-Comhill. Sum insured is £5,000 per workstation including up to £750 personal effects for just £0.20p per workstation per day. A fuller description of the insurance policy and applicable terms will be given to you.

        Tick here if you do not consent to Regus processing data in accordance with Clause 27 of this agreement. / /

        We are REGUS (UK) LIMITED of 3000 Hillswood Drive, Chertsey, Surrey, KT16 0RS. This agreement incorporates our terms of business set out overleaf USING REGUS BUSINESS CENTRES which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. Note that the agreement does not come to an end automatically. See "Bringing your agreement to an end" overleaf.

Name (printed)	Ruggiero Annunziata	Name (printed)	Beverley Forster
Title (printed)	EMEA Sales & Mktm Director	Title (printed)	Centre Manager
Date (DD/MM/YY)	05 November 01	Date (DD/MM/YY)	02/11/2001
SIGNED on your behalf (Client)		SIGNED on your behalf (Regus)
/s/ Ruggiero Annunziata		/s/ Beverley Forster

We look after your office, you run your business
Contact: +44 (0)845 300 1755 Visit: regus.com

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REGUS Business Centre Service Agreement
REGUS Business Centre Service Agreement